T. Rowe Price Inflation Protected Bond Fund

T. Rowe Price Limited Duration Inflation Focused Bond Fund

T. Rowe Price U.S. Limited Duration TIPS Index Fund

T. Rowe Price U.S. Treasury Intermediate Index Fund

T. Rowe Price U.S. Treasury Long-Term Index Fund

Supplement to Prospectuses and Summary Prospectuses dated October 1, 2023

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective June 30, 2024, Amit Deshpande, Robert M. Larkins, and Yongheon Lee will join Michael K. Sewell as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Effective July 31, 2024, Mr. Sewell will step down as a co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Deshpande joined T. Rowe Price in 2017, Mr. Larkins joined T. Rowe Price in 2003, and Mr. Lee joined T. Rowe Price in 2010.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective June 30, 2024, Amit Deshpande, Robert M. Larkins, and Yongheon Lee will join Michael K. Sewell as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee. Effective July 31, 2024, Mr. Sewell will step down as one of the fund’s co-portfolio managers and as a cochair of the fund’s Investment Advisory Committee, and Mssrs. Deshpande, Larkins, and Lee will remain as the fund’s co-portfolio managers and cochairs of the Investment Advisory Committee. Mr. Deshpande joined the Firm in 2017, and his investment experience dates from 1996. During the past five years, he has served as the Head of Quantitative Investments & Research in the Firm’s Fixed Income Division. Mr. Larkins joined the Firm in 2003, and his investment experience dates from that time. During the past five years, he has served as a Fixed Income portfolio manager. Mr. Lee joined the Firm in 2010, and his investment experience dates from 2008. During the past five years, he has served as a Quantitative Investment Strategist, Associate Head of Fixed Income Quantitative Portfolio Management (beginning in 2020), and a sector portfolio manager (beginning in January 2024).

The date of this supplement is June 20, 2024.

G56-041 6/20/24